TOUCHSTONE EMERGING MARKETS EQUITY FUND                       SUMMARY PROSPECTUS
CLASS A TICKER: TEMAX    CLASS C TICKER: TEFCX                JANUARY 28, 2010
CLASS Y TICKER: TEMYX    INSTITUTIONAL SHARES TICKER: TMEIX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Emerging Markets Equity Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                    Class A           Class C           Class Y        Institutional
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Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%              None               None             None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None               1.00%              None             None
Wire Redemption Fee                                                 Up to $15          Up to $15          None             None
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                                     1.10%              1.10%             1.10%           1.10%
Distribution and/or Service (12b-1) Fees                            0.25%              1.00%             None            None
Other Expenses(1)                                                   1.53%              1.53%             1.53%           1.68%
Total Annual Fund Operating Expenses                                2.88%              3.63%             2.63%           2.78%
Fee Waiver and/or Expense Reimbursement(2)                          1.14%              1.14%             1.14%           1.44%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.74%              2.49%             1.49%           1.34%
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(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.74%, 2.49%, 1.49% and 1.34% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                               Assuming No
                                      Assuming Redemption at End of Period                     Redemption
                            Class A          Class C         Class Y        Institutional       Class C
1 Year                       $742             $352             $152             $136             $252
3 Years                      $1,314           $1,007           $709             $726             $1,007
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PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund's portfolio turnover rate is not included because the Fund had not commenced operations as of September 30, 2009.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Emerging Markets Equity Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, which includes common stock, preferred stock, convertible bonds and warrants, of companies located in emerging markets. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, an emerging market is one:

o That is included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index;

o That is considered by the Sub-Advisor, AGF Investments America Inc. ("AGF"), to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or

o Whose economic activity and capital markets are dependent on emerging market countries. Examples include Hong Kong and Singapore.

The Fund invests in securities of companies operating in a broad range of industries. AGF invests in businesses that it believes are mispriced by the market and that are expected to generate positive and sustainable earnings growth. AGF believes that these companies should be able to achieve positive economic profits over time. In assessing company valuations, AGF uses the Economic Value-Added ("EVA") approach and considers factors such as cash flow return on investment, franchise value, competitive advantage, and investment profile.

In-depth, proprietary fundamental research conducted globally by the team of portfolio managers and analysts is used to seek emerging market securities with sustainable earnings growth prospects that are not recognized by the market, and are priced at attractive valuations. The Fund generally holds 70 to 90 securities and attempts to broadly diversify its investments among securities and countries by limiting its exposure to a particular company or country. The Fund's weight in any individual country is limited to 20% at purchase. AGF generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company's fundamentals, or when other opportunities appear more attractive.

The Fund may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Foreign receipts, which include American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of emerging markets investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in October 2009, there is no performance information included in this Prospectus.

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   AGF Investments America, Inc.

PORTFOLIO MANAGER(S)

Patricia Perez-Coutts, CFA
Portfolio Manager
Managing the Fund since 2009

Stephen Way, CFA
Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
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                                                                CLASS A AND CLASS C                          CLASS Y
                                                           Initial           Additional              Initial          Additional
                                                          Investment         Investment             Investment        Investment
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Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
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                                                                 INSTITUTIONAL
                                                            Initial         Additional
                                                           Investment       Investment
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Regular Account                                           $   500,000       None
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You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.